Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

Supplemental Quarterly and Full Year GAAP and non-GAAP Pro Forma Financial Information of PowerSecure International, Inc., for the fiscal years ended December 31, 2011 and 2010

PowerSecure International, Inc.

Consolidated Statements of Operations (unaudited)

Supplemental Financial Information Issued for 2010-2011 Quarterly and Full Year Periods with PowerPackages and Southern Flow as Discontinued Operation

GAAP Results

($000’s except per share data, some rounding throughout)

	September 30,	September 30,	September 30,	September 30,	September 30,
	Three Months Ended				GAAP
	GAAP	GAAP	GAAP	GAAP	Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2011	2011	2011	2011	2011
Revenue	23,655	30,086	36,585	39,689	130,015
Cost of sales	15,926	20,780	25,372	27,243	89,321

Gross Profit	7,729	9,306	11,213	12,446	40,694

Operating expenses
General and administrative	7,681	7,952	8,714	9,305	33,652
Selling, marketing, and service	1,154	1,214	1,197	1,086	4,651
Depreciation and amortization	773	802	857	991	3,423

Total operating expenses	9,608	9,968	10,768	11,382	41,726

Operating income (loss)	(1,879)	(662)	445	1,064	(1,032)

Other income (expense)
Gain on sale of unconsolidated affiliate	0	21,786	44	43	21,873
Equity income	1,011	548	0	0	1,559
Management fees	168	114	0	0	282
Interest income and other income	20	22	31	25	98
Interest expense	(142)	(144)	(168)	(121)	(575)

Income (loss) before income taxes	(822)	21,664	352	1,011	22,205
Income tax benefit (provision)	(47)	(3,183)	453	(357)	(3,134)

Net income (loss) from continuing operations	(869)	18,481	805	654	19,071

Discontinued operations—income from operations (net of tax)	(215)	(1,388)	(63)	165	(1,501)
Discontinued operations—gain on sale (net of tax)	5,636	0	0	(2)	5,634

Net income (loss)	4,552	17,093	742	817	23,204
Net loss (income) attributable to noncontrolling interest	184	159	230	273	846

Net income (loss) attributable to PowerSecure International, Inc.	4,736	17,252	972	1,090	24,050

Summary of Amounts Attributable to PowerSecure International, Inc. shareholders
Income from continuing operations (net of tax)	(685)	18,640	1,035	927	19,917
Income from discontinued operations (net of tax)	5,421	(1,388)	(63)	163	4,133

Net income (loss) attributable to PowerSecure International, Inc.	4,736	17,252	972	1,090	24,050

EARNINGS PER SHARE AMOUNTS (“E.P.S”) ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:
Continuing Operations
Basic	(0.04)	0.99	0.05	0.05	1.05

Diluted	(0.04)	0.97	0.05	0.05	1.04

Discontinued Operations
Basic	0.29	(0.07)	(0.00)	0.01	0.22

Diluted	0.29	(0.07)	(0.00)	0.01	0.22

Net Income
Basic	0.25	0.91	0.05	0.06	1.27

Diluted	0.25	0.90	0.05	0.06	1.26

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	18,719	18,857	18,966	18,963	18,877

Diluted	18,719	19,146	19,163	19,216	19,139

PowerSecure International, Inc.

Consolidated Statements of Operations (unaudited)

Supplemental Financial Information Issued for 2010-2011 Quarterly and Full Year Periods with Southern Flow and PowerPackages as Discontinued Operation

Non-GAAP Pro-forma Measures Excluding WaterSecure, PowerPackages, and Southern Flow Results

($000’s except per share data, some rounding throughout)

	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe
	Three Months Ended												GAAP		Non-GAAP
	GAAP	WaterSecure,	Non-GAAP	GAAP	WaterSecure,	Non-GAAP	GAAP	WaterSecure,	Non-GAAP	GAAP	WaterSecure,	Non-GAAP	Year Ended	WaterSecure,	Year Ended
	March 31,	Southern Flow,	March 31,	June 30,	Southern Flow,	June 30,	Sept 30,	Southern Flow,	Sept 30,	Dec 31,	Southern Flow,	Dec 31,	Dec 31,	Southern Flow,	Dec 31,
	2011	PowerPackages	2011	2011	PowerPackages	2011	2011	PowerPackages	2011	2011	PowerPackages	2011	2011	PowerPackages	2011
Revenue	23,655		23,655	30,086		30,086	36,585		36,585	39,689		39,689	130,015		130,015
Cost of sales	15,926		15,926	20,780		20,780	25,372		25,372	27,243		27,243	89,321		89,321

Gross Profit	7,729	0	7,729	9,306	0	9,306	11,213	0	11,213	12,446	0	12,446	40,694	0	40,694

Operating expenses
General and administrative	7,681		7,681	7,952		7,952	8,714		8,714	9,305		9,305	33,652		33,652
Selling, marketing, and service	1,154		1,154	1,214		1,214	1,197		1,197	1,086		1,086	4,651		4,651
Depreciation and amortization	773		773	802		802	857		857	991		991	3,423		3,423

Total operating expenses	9,608	0	9,608	9,968	0	9,968	10,768	0	10,768	11,382	0	11,382	41,726	0	41,726

Operating income (loss)	(1,879)	0	(1,879)	(662)	0	(662)	445	0	445	1,064	0	1,064	(1,032)	0	(1,032)
Other income (expense)
Gain on sale of unconsolidated affiliate	0		0	21,786	(21,786)	0	44	(44)	0	43	(43)	0	21,873	(21,873)	0
Equity income	1,011	(1,011)	0	548	(548)	0	0	0	0	0	0	0	1,559	(1,559)	0
Management fees	168	(168)	0	114	(114)	0	0	0	0	0	0	0	282	(282)	0
Interest income and other income	20		20	22		22	31		31	25		25	98		98
Interest expense	(142)		(142)	(144)		(144)	(168)		(168)	(121)		(121)	(575)		(575)

Income (loss) before income taxes	(822)	(1,179)	(2,001)	21,664	(22,448)	(784)	352	(44)	308	1,011	(43)	968	22,205	(23,714)	(1,509)
Income tax benefit (provision)	(47)	166	119	(3,183)	3,168	(15)	453	6	459	(357)	6	(351)	(3,134)	3,347	213

Net income (loss) from continuing operations	(869)	(1,013)	(1,882)	18,481	(19,280)	(799)	805	(38)	767	654	(37)	617	19,071	(20,367)	(1,296)

Discontinued operations—income from operations (net of tax)	(215)	215	0	(1,388)	1,388	0	(63)	63	0	165	(165)	0	(1,501)	1,501	0
Discontinued operations—gain on sale (net of tax)	5,636	(5,636)	0	0	0	0	0	0	0	(2)	2	0	5,634	(5,634)	0

Net income (loss)	4,552	(6,434)	(1,882)	17,093	(17,892)	(799)	742	25	767	817	(200)	617	23,204	(24,500)	(1,296)
Net loss (income) attributable to noncontrolling interest	184		184	159		159	230		230	273		273	846		846

Net income (loss) attributable to PowerSecure International, Inc.	4,736	(6,434)	(1,698)	17,252	(17,892)	(640)	972	25	997	1,090	(200)	890	24,050	(24,500)	(450)

Summary of Amounts Attributable to PowerSecure International, Inc. shareholders
Income from continuing operations (net of tax)	(685)	(1,013)	(1,698)	18,640	(19,280)	(640)	1,035	(38)	997	927	(37)	890	19,917	(20,367)	(450)
Income from discontinued operations (net of tax)	5,421	(5,421)	0	(1,388)	1,388	0	(63)	63	0	163	(163)	0	4,133	(4,133)	0

Net income (loss) attributable to PowerSecure International, Inc.	4,736	(6,434)	(1,698)	17,252	(17,892)	(640)	972	25	997	1,090	(200)	890	24,050	(24,500)	(450)

EARNINGS PER SHARE AMOUNTS (“E.P.S”) ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:
Continuing Operations
Basic	(0.04)	(0.05)	(0.09)	0.99	(1.02)	(0.03)	0.05	(0.00)	0.05	0.05	(0.00)	0.05	1.05	(1.07)	(0.02)

Diluted	(0.04)	(0.05)	(0.09)	0.97	(1.01)	(0.03)	0.05	(0.00)	0.05	0.05	(0.00)	0.05	1.04	(1.06)	(0.02)

Discontinued Operations
Basic	0.29	(0.29)	0.00	(0.07)	0.07	0.00	(0.00)	0.00	0.00	0.01	(0.01)	0.00	0.22	(0.22)	0.00

Diluted	0.29	(0.29)	0.00	(0.07)	0.07	0.00	(0.00)	0.00	0.00	0.01	(0.01)	0.00	0.22	(0.22)	0.00

Net Income
Basic	0.25	(0.34)	(0.09)	0.91	(0.95)	(0.03)	0.05	0.00	0.05	0.06	(0.01)	0.05	1.27	(1.29)	(0.02)

Diluted	0.25	(0.34)	(0.09)	0.90	(0.93)	(0.03)	0.05	0.00	0.05	0.06	(0.01)	0.05	1.26	(1.28)	(0.02)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	18,719	18,719	18,719	18,857	18,857	18,857	18,966	18,966	18,966	18,963	18,963	18,963	18,877	18,877	18,877

Diluted	18,719	18,719	18,719	19,146	19,146	19,146	19,163	19,163	19,163	19,216	19,216	19,216	19,139	19,139	19,139

PowerSecure International, Inc.

Consolidated Statements of Operations (unaudited)

Supplemental Financial Information Issued for 2010-2011 Quarterly and Full Year Periods with Southern Flow and PowerPackages as Discontinued Operation

GAAP Results

($000’s except per share data, some rounding throughout)

	September 30,	September 30,	September 30,	September 30,	September 30,
	Three Months Ended				GAAP
	GAAP	GAAP	GAAP	GAAP	Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2010	2010	2010	2010	2010
Revenue	20,456	28,690	26,079	20,984	96,209
Cost of sales	12,177	19,142	17,386	11,900	60,605

Gross Profit	8,279	9,548	8,693	9,084	35,604

Operating expenses
General and administrative	6,199	7,069	7,132	7,862	28,262
Selling, marketing, and service	1,045	1,336	1,364	1,359	5,104
Depreciation and amortization	559	642	727	713	2,641

Total operating expenses	7,803	9,047	9,223	9,934	36,007

Operating income (loss)	476	501	(530)	(850)	(403)

Other income (expense)

Equity income	1,030	807	598	747	3,182
Management fees	154	142	136	151	583
Interest income and other income	30	23	24	22	99
Interest expense	(141)	(139)	(177)	(162)	(619)

Income (loss) before income taxes	1,549	1,334	51	(92)	2,842
Income tax benefit (provision)	(384)	(272)	(208)	(266)	(1,130)

Net income (loss) from continuing operations	1,165	1,062	(157)	(358)	1,712

Discontinued operations—income from operations (net of tax)	239	222	515	621	1,597
Discontinued operations—gain on sale (net of tax)	0	0	0	0	0

Net income (loss)	1,404	1,284	358	263	3,309
Net loss (income) attributable to noncontrolling interest	(187)	40	132	168	153

Net income (loss) attributable to PowerSecure International, Inc.	1,217	1,324	490	431	3,462

Summary of Amounts Attributable to PowerSecure International, Inc. shareholders
Income from continuing operations (net of tax)	978	1,102	(25)	(190)	1,865
Income from discontinued operations (net of tax)	239	222	515	621	1,597

Net income (loss) attributable to PowerSecure International, Inc.	1,217	1,324	490	431	3,462

EARNINGS PER SHARE AMOUNTS (“E.P.S”) ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:
Continuing Operations
Basic	0.06	0.06	(0.00)	(0.01)	0.10

Diluted	0.06	0.06	(0.00)	(0.01)	0.10

Discontinued Operations
Basic	0.01	0.01	0.03	0.03	0.09

Diluted	0.01	0.01	0.03	0.03	0.09

Net Income
Basic	0.07	0.07	0.03	0.02	0.19

Diluted	0.07	0.07	0.03	0.02	0.19

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	17,237	17,933	18,640	18,701	18,133

Diluted	17,692	18,566	19,028	18,701	18,603

PowerSecure International, Inc.

Consolidated Statements of Operations (unaudited)

Supplemental Financial Information Issued for 2010-2011 Quarterly and Full Year Periods with Southern Flow and PowerPackages as Discontinued Operation

Non-GAAP Pro-forma Measures Excluding WaterSecure, PowerPackages, and Southern Flow Results

($000’s except per share data, some rounding throughout)

	Three Months Ended												GAAP		Non-GAAP
	GAAP	WaterSecure,	Non-GAAP	GAAP	WaterSecure,	Non-GAAP	GAAP	WaterSecure,	Non-GAAP	GAAP	WaterSecure,	Non-GAAP	Year Ended	WaterSecure,	Year Ended
	March 31,	Southern Flow,	March 31,	June 30,	Southern Flow,	June 30,	Sept 30,	Southern Flow,	Sept 30,	Dec 31,	Southern Flow,	Dec 31,	Dec 31,	Southern Flow,	Dec 31,
	2010	PowerPackages	2010	2010	PowerPackages	2010	2010	PowerPackages	2010	2010	PowerPackages	2010	2010	PowerPackages	2010
Revenue	20,456		20,456	28,690		28,690	26,079		26,079	20,984		20,984	96,209		96,209
Cost of sales	12,177		12,177	19,142		19,142	17,386		17,386	11,900		11,900	60,605		60,605

Gross Profit	8,279	0	8,279	9,548	0	9,548	8,693	0	8,693	9,084	0	9,084	35,604	0	35,604

Operating expenses
General and administrative	6,199		6,199	7,069		7,069	7,132		7,132	7,862		7,862	28,262		28,262
Selling, marketing, and service	1,045		1,045	1,336		1,336	1,364		1,364	1,359		1,359	5,104		5,104
Depreciation and amortization	559		559	642		642	727		727	713		713	2,641		2,641

Total operating expenses	7,803	0	7,803	9,047	0	9,047	9,223	0	9,223	9,934	0	9,934	36,007	0	36,007

Operating income (loss)	476	0	476	501	0	501	(530)	0	(530)	(850)	0	(850)	(403)	0	(403)

Other income (expense)
Gain on sale of unconsolidated affiliate	0		0	0	0	0	0	0	0	0	0	0	0	0	0
Equity income	1,030	(1,030)	0	807	(807)	0	598	(598)	0	747	(747)	0	3,182	(3,182)	0
Management fees	154	(154)	0	142	(142)	0	136	(136)	0	151	(151)	0	583	(583)	0
Interest income and other income	30		30	23		23	24		24	22		22	99		99
Interest expense	(141)		(141)	(139)		(139)	(177)		(177)	(162)		(162)	(619)		(619)

Income (loss) before income taxes	1,549	(1,184)	365	1,334	(949)	385	51	(734)	(683)	(92)	(898)	(990)	2,842	(3,765)	(923)
Income tax benefit (provision)	(384)	471	87	(272)	377	105	(208)	292	84	(266)	357	91	(1,130)	1,497	367

Net income (loss) from continuing operations	1,165	(713)	452	1,062	(572)	490	(157)	(442)	(599)	(358)	(541)	(899)	1,712	(2,268)	(556)

Discontinued operations—income from operations (net of tax)	239	(239)	0	222	(222)	0	515	(515)	0	621	(621)	0	1,597	(1,597)	0
Discontinued operations—gain on sale (net of tax)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Net income (loss)	1,404	(952)	452	1,284	(794)	490	358	(957)	(599)	263	(1,162)	(899)	3,309	(3,865)	(556)
Net loss (income) attributable to noncontrolling interest	(187)		(187)	40		40	132		132	168		168	153		153

Net income (loss) attributable to PowerSecure International, Inc.	1,217	(952)	265	1,324	(794)	530	490	(957)	(467)	431	(1,162)	(731)	3,462	(3,865)	(403)

Summary of Amounts Attributable to PowerSecure International, Inc. shareholders
Income from continuing operations (net of tax)	978	(713)	265	1,102	(572)	530	(25)	(442)	(467)	(190)	(541)	(731)	1,865	(2,268)	(403)
Income from discontinued operations (net of tax)	239	(239)	0	222	(222)	0	515	(515)	0	621	(621)	0	1,597	(1,597)	0

Net income (loss) attributable to PowerSecure International, Inc.	1,217	(952)	265	1,324	(794)	530	490	(957)	(467)	431	(1,162)	(731)	3,462	(3,865)	(403)

EARNINGS PER SHARE AMOUNTS (“E.P.S”) ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:
Continuing Operations
Basic	0.06	(0.04)	0.02	0.06	(0.03)	0.03	(0.00)	(0.02)	(0.03)	(0.01)	(0.03)	(0.04)	0.10	(0.12)	(0.02)

Diluted	0.06	(0.04)	0.01	0.06	(0.03)	0.03	(0.00)	(0.02)	(0.02)	(0.01)	(0.03)	(0.04)	0.10	(0.12)	(0.02)

Discontinued Operations
Basic	0.01	(0.01)	0.00	0.01	(0.01)	0.00	0.03	(0.03)	0.00	0.03	(0.03)	0.00	0.09	(0.09)	0.00

Diluted	0.01	(0.01)	0.00	0.01	(0.01)	0.00	0.03	(0.03)	0.00	0.03	(0.03)	0.00	0.09	(0.09)	0.00

Net Income
Basic	0.07	(0.06)	0.02	0.07	(0.04)	0.03	0.03	(0.05)	(0.03)	0.02	(0.06)	(0.04)	0.19	(0.21)	(0.02)

Diluted	0.07	(0.05)	0.01	0.07	(0.04)	0.03	0.03	(0.05)	(0.02)	0.02	(0.06)	(0.04)	0.19	(0.21)	(0.02)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	17,237	17,237	17,237	17,933	17,933	17,933	18,640	18,640	18,640	18,701	18,701	18,701	18,133	18,133	18,133

Diluted	17,692	17,692	17,692	18,566	18,566	18,566	19,028	19,028	19,028	18,701	18,701	18,701	18,603	18,603	18,603

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